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                                                                    EXHIBIT 10.7

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                          AMENDMENT AND TERMINATION OF
                          REGISTRATION RIGHTS AGREEMENT
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                                  by and among

                          CASTLE DENTAL CENTERS, INC.,
                             a Delaware corporation
                                (the "Company"),

                                       and

                   BANK OF AMERICA STRATEGIC SOLUTIONS, INC.,
                             a Delaware corporation
                                   ("B of A"),

                                   FSC CORP.,
                           a Massachusetts corporation
                                   ("Fleet"),

                                  AMSOUTH BANK,
                         a national banking association
                                  ("Amsouth"),

                             HELLER FINANCIAL, INC.,
                             a Delaware corporation
                                   ("Heller"),

                        MIDWEST MEZZANINE FUND II, L.P.,
                         a Delaware limited partnership
                                  ("Midwest"),

                                       and

                                 JAMES M. USDAN

                                  May 15, 2003

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                          AMENDMENT AND TERMINATION OF
                          REGISTRATION RIGHTS AGREEMENT

     This Amendment and Termination of Registration Rights Agreement ("Agreement") is entered into as of May 15, 2003, by and among Castle Dental Centers, Inc., a Delaware corporation (the "Company"), and Heller Financial, Inc., a Delaware corporation ("Heller"), Midwest Mezzanine Fund II, L.P., a Delaware limited partnership ("Midwest"), and James M. Usdan ("Usdan" and, collectively with Heller and Midwest, the "Terminating Parties"). Capitalized terms used and not otherwise defined in this Agreement have the respective meanings ascribed thereto in the Registration Rights Agreement dated as of July 19, 2002 (the "Registration Rights Agreement") between the parties to this Agreement and the Stockholders listed on Exhibit A of the Registration Rights Agreement.

                                    RECITALS

     WHEREAS, the Terminating Parties and Banc of America Strategic Solutions, Inc., a Delaware corporation ("B of A"), FSC Corp., a Massachusetts corporation ("FSC"), Amsouth Bank, a national banking association ("Amsouth"), have previously entered into the Registration Rights Agreement, and none of the Terminating Parties have transferred any Registrable Securities or securities convertible into or exercisable for Registrable Securities;

     WHEREAS, the Terminating Parties and B of A, Amsouth and FSC hold all of the Registrable Securities other than the Piggyback Stock, and the Registrable Securities held by the Terminating Parties, B of A, Amsouth and FSC constitute more than 51% of the Registrable Securities;

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company has entered into a Preferred Stock and Subordinated Note Purchase Agreement with Sentinel Capital Partners II, L.P., General Electric Capital Corporation, the successor to Heller, Midwest, Thomas Fitzpatrick, John
M. Slack, and Usdan (the "Preferred Stock Purchase Agreement"), and, pursuant to
Section 6.1(s) of the Preferred Stock Purchase Agreement, the termination of the Registration Rights Agreement by Heller, Midwest and Usdan is a condition to closing of the Preferred Stock Purchase Agreement; and

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company has entered into a Warrant Purchase Agreement with B of A, FSC and Amsouth (the "Warrant Purchase Agreement"), and, pursuant to Section 6(b) of the Warrant Purchase Agreement, B of A, FSC and Amsouth agreed to terminate and amend the Registration Rights Agreement as provided for in this Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

                                        1

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                             ARTICLE I. TERMINATION

     Section 1.1. Termination. Pursuant to Section 7.10 of the Registration Rights Agreement, the Terminating Parties hereby terminate the Registration Rights Agreement with respect to all of the Registrable Securities other than the Piggyback Stock.

     Section 1.2. Effect of Termination. Article II of the Registration Rights Agreement, providing for demand registration rights that are not applicable to holders of Piggyback Stock, and any other references to such provisions in the Registration Rights Agreement are hereby terminated in their entirety. All provisions of the Registration Rights Agreement applicable to Bank Warrants, Initiating Holders, New Money Notes, New Money Warrants, Series A-1 Stock, and Series A-2 Stock are hereby terminated in their entirety. All provisions of the Registration Rights Agreement applicable to holders of Piggyback Stock shall remain in full force and effect solely with respect to the holders of Piggyback Stock

                           ARTICLE VII. MISCELLANEOUS

     Section 2.1. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement applicable to the parties hereto shall also be enforceable against any subsequent holder of any Registrable Securities.

     Section 2.2. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

     Section 2.3. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAWS.

     Section 2.4. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     Section 2.5. Entire Agreement. This Agreement embodies the entire agreement and understanding between the Company and the Terminating Parties and supersedes all prior agreements and understandings relating to the subject matter hereof.

                            [Signature Page Follows]

                                        2

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     IN WITNESS WHEREOF, the parties have caused this Amendment and Termination of Registration Rights Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                       COMPANY

                                       CASTLE DENTAL CENTERS, INC.

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       STOCKHOLDERS:

                                       HELLER FINANCIAL, INC.

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       MIDWEST MEZZANINE FUND II, L.P.

                                       By:  ABN AMRO Mezzanine Management
                                            II, L.P., its general partner

                                       By:  ABN AMRO Mezzanine Management
                                            II, Inc., its general partner

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       -----------------------------------------
                                       James M. Usdan